SCUDDER
INVESTMENTS
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Money Market

Scudder U.S. Treasury
Money Fund
Fund #059

Semiannual Report
November 30, 1999

The fund seeks current income consistent with safety, liquidity, and stability of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      10   Glossary of Investment Terms

                      11   Investment Portfolio

                      12   Financial Statements

                      15   Financial Highlights

                      16   Notes to Financial Statements

                      19   Officers and Trustees

                      20   Investment Products and Services

                      22   Scudder Solutions



                      2 | Scudder U.S. Treasury Money Fund

Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
ticker symbol SCGXX                                              fund number 059
--------------------------------------------------------------------------------

Date of              o    Reflecting the rising interest rate environment, the
Inception:                total return of Scudder U.S. Treasury Money Fund
11/23/81                  exceeded the total return of the average U.S. Treasury
                          money market fund for the six- and 12-month periods
Total Net                 ended November 30, 1999 according to Lipper Analytical
Assets as of              Services, Inc.
11/30/99:
$419.2 million       o    As of the close of the six-month fiscal period, the
                          fund was providing a 4.84% 7-day yield and a 4.96%
                          7-day compounded effective yield.

                     o Management pursued a defensive investment strategy by keeping a relatively short portfolio maturity for the fund in anticipation of rising interest rates.

                     o The fund continued to hold the majority of assets in repurchase agreements, which, due to their short maturities, tended to reflect the rising rate environment more quickly than longer-term money market instruments.

                      3 | Scudder U.S. Treasury Money Fund

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

In 1999 we witnessed another year of strong performance for the equity markets as large-cap growth, especially technology stocks, recorded impressive returns. Against the current backdrop of high consumer confidence, robust economic growth, and low inflation, these generous returns have had the potential to make other asset classes seem less important to an investor's overall portfolio. However, we believe the role of a highly liquid and high quality holding has, in fact, taken on renewed importance after such a prolonged rise for selected equities. While we believe that the economy remains healthy overall, strong gains in certain sectors can have the effect of unintentionally increasing one's exposure to a particular asset class or industry sector. Given this potential, we encourage shareholders to carefully review their holdings to ensure appropriate allocations.


As a shareholder in Scudder U.S. Treasury Money Fund we believe that you already hold a key element of a well-diversified portfolio. The fund's conservative, high quality, and very liquid investments can provide relative stability, current income, and a short-term parking place for a portion of your investment portfolio. With short-term interest rates rising and inflation still relatively low, investors are seeing some of the best real yields for money market funds in years. For a detailed discussion of the fund's investment strategy and portfolio positioning, I encourage


                      4 | Scudder U.S. Treasury Money Fund
you to read the Portfolio Management Discussion with Frank Rachwalski, Dean Meddaugh, and Christopher Proctor beginning on page 6.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance of the fund, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

In closing, I would like to inform you that Daniel Pierce, president of the fund, retired in June. At that time I assumed his role and responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder U.S. Treasury Money Fund.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder U.S. Treasury Money Fund



                      5 | Scudder U.S. Treasury Money Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 1999

In the following interview, portfolio managers Frank Rachwalski, Dean Meddaugh, and Christopher Proctor discuss the market environment and their approach to managing the fund.

Q: The Federal Open Market Committee (FOMC), the Federal Reserve Bank's implementer of economic policy, raised interest rates three times over the six-month fiscal period. How did this affect money market securities?

A: The Fed's rate hikes have resulted in significant increases in the yields for money market securities, and have contributed to the rise of the fund's yield. Over the last six months the Fed effectively reversed its three rate cuts of 1998 with three quarter-point rate hikes (see "Changes in the Federal Funds Rate" below). The reversal primarily reflects the effectiveness of the original rate cuts, which were intended to stabilize the financial markets in the wake of the Asian financial market crisis in the third quarter of 1998.

With U.S. economic growth continually exceeding expectations throughout most of 1999 and the financial markets rebounding strongly, Fed policy appeared successful -- perhaps more successful than anticipated. Gross domestic product, a measure of U.S. economic growth, grew a strong 4.27% for the 12-month period ended September 30, 1999. Such strong growth can spark inflation but, impressively, inflation has remained benign, increasing only 2.32% for the same 12-month period. However, there have been signs that inflationary pressures are building, including the low levels of unemployment, rising oil prices, and rising asset prices for real estate and selected stocks. As of the end of the period, interest rates have returned to -- and exceeded -- levels existing prior to the Asian crisis.

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate
--------------------------------------------------------------------------------
Federal Funds                         Old rate         New rate          Change
--------------------------------------------------------------------------------
June 30                                4.75%            5.00%           +0.25%
August 24                              5.00%            5.25%           +0.25%
November 16                            5.25%            5.50%           +0.25%
--------------------------------------------------------------------------------

                      6 | Scudder U.S. Treasury Money Fund

Q: How did you manage the fund in this environment?

A: Our primary focus has been on maintaining a sufficient level of liquidity while taking advantage of what the market is offering. As a result, we maintained a shorter average portfolio maturity for the fund than our average peer fund. For example, at the end of the period the portfolio's average maturity was 40 days versus 46 days for the average U.S. Treasury and repo money market fund. Compared to the portfolio's average maturity of 47 days at the beginning of the period, it remained little changed. By maintaining a shorter maturity in the rising rate environment, our existing holdings matured more quickly, which enabled us to invest in higher yielding securities sooner than if we had maintained a longer average maturity. A limitation of this strategy is that we gave up a small amount of current yield by maintaining a shorter maturity.

Q: How did the fund perform?

A: Reflecting the rising interest rate environment, the Scudder U.S. Treasury Money Fund's 7-day yield rose over the period from 4.17% to 4.84%, which translate into compound effective yields of 4.26% and 4.96%, respectively. From a total return standpoint, the fund exceeded the average return of U.S. Treasury money market funds for both the six- and 12-month periods according to Lipper Analytical Services, Inc.1 The fund returned 2.22% for the six months and 4.36% for the 12 months, which compares to average U.S. Treasury money market fund returns of 2.13% for 93 funds and 4.19% for 91 funds for the same periods, respectively.

Q: In what kinds of securities can the fund invest?

A: The fund invests exclusively in short-term securities unconditionally guaranteed by the U.S. government (as to payment of principal and interest) and repurchase agreements backed fully by U.S. Treasury securities. While

1 Lipper is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results.



                      7 | Scudder U.S. Treasury Money Fund
an investment in the fund itself is not insured by the FDIC or guaranteed, these securities are considered among the safest available due to the government guarantee and relatively short maturities.

From a tax standpoint the fund offers an important benefit: income earned from direct obligations of the U.S. government (primarily U.S. Treasuries) is typically exempt from state and local income taxes. Most, but not all, states allow this tax-exempt character of the fund's income to pass through to shareholders so that distributions from the fund (to the extent derived from interest that is exempt from state and local income taxes) are exempt from such taxes. For the 1998 calendar year, 37.68% of income was derived from U.S. Treasury obligations. The percentage for 1999 will be mailed to shareholders by the end of January 2000. (Shareholders should consult their own tax advisers for additional information about the tax treatment of interest from U.S. government securities.)

Q: You are able to allocate the portfolio's assets across a variety of money market instruments. How did you manage diversification?

A: The fund's allocation of investments remained essentially unchanged from six months ago. The portfolio continues to be comprised of a selection of U.S. government guaranteed short-term securities, including U.S. Treasury obligations, U.S. government-backed securities, and repurchase agreements collateralized by U.S. Treasury securities.

We continued to emphasize repurchase agreements (repos) in the portfolio, which constituted 58% of net assets. These very short-term loans (usually seven days or less) provide a private sector yield, or a yield that is comparable to non-government issued money market securities. These securities tend to trade more cheaply than comparable Treasury bills and often represent good value from our standpoint. Because these securities are collateralized by Treasuries and have relatively short maturities, repos tend to react quickly when interest rates change. Our holdings



                      8 | Scudder U.S. Treasury Money Fund
of repos benefited the portfolio as rates rose over the period.

Q: What is your outlook for interest rates?

A: While we did not expect the Fed to raise interest rates again in 1999 (the Fed left rates unchanged at its December 21 meeting), we are expecting the trend toward higher short-term rates to continue in early 2000. We think the Fed and many investors remain concerned about the strong growth of the U.S. economy. With an acceleration of growth in selected foreign countries and the Fed poised to snuff out the first hint of higher inflation, we think there is a greater likelihood of rate increases than not. In this environment, Treasury bill yields are proportional to longer maturity securities and the market appears to be very liquid. Based on this outlook, we expect to maintain the portfolio's slightly defensive positioning while seeking to capitalize on attractive opportunities as they arise.

--------------------------------------------------------------------------------
Fund Yields
--------------------------------------------------------------------------------
                                                     7-day            7-day
                                                    average        compounded
                                                     yield       effective yield
--------------------------------------------------------------------------------
May 31, 1999                                         4.17%            4.26%
November 30, 1999                                    4.84%            4.96%
--------------------------------------------------------------------------------



                      9 | Scudder U.S. Treasury Money Fund

Glossary of Investment Terms

        Federal Open  The committee that sets interest rate and credit policies
              Market  for the Federal Reserve System. The committee decides
           Committee  whether to increase or decrease interest rates through
              (FOMC) closely open-market operations. The committee's actions watched and interpreted by economists and stock and bond are market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation or to loosen credit to stimulate the economy.

               Gross  Gross domestic product is a commonly referenced measure of
            Domestic the health of the U.S. economy and refers to the market Product (GDP) value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weakening growth can lead to a recession.

           Inflation  An overall increase in prices usually measured by the
                      Consumer Price Index (CPI) and the Producer Price Index
                      (PPI). CPI is calculated by the U.S. Bureau of Labor Statistics and measures the cost of a basket of goods and services over time. The PPI is calculated by the U.S. Department of Labor and measures the wholesale cost of goods over a specified period.

          Repurchase An agreement between a seller and a buyer, usually of U.S. Agreements government securities, whereby the seller agrees to
            ("Repo") repurchase the securities at an agreed-upon price and, usually, at a stated time.

          Treasuries  Negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities. These include Treasury bills, notes, and bonds. The income from Treasury securities is exempt from state and local, but not federal taxes.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are available at our Internet Web site -- www.scudder.com.

                      10 | Scudder U.S. Treasury Money Fund

Investment Portfolio                         as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 58.8%
--------------------------------------------------------------------------------

 Goldman Sachs, Inc., 5.5%, to be repurchased
    at $80,586,090 on 12/6/1999** ..................    80,500,000    80,500,000

 Merrill Lynch, Inc., 5.46%, to be repurchased
    at $70,010,617 on 12/1/1999** ..................    70,000,000    70,000,000

 Morgan Stanley, Inc. 5.5%, to be repurchased
    at $20,503,132 on 12/1/1999** ..................    20,500,000    20,500,000

 Salomon Brothers, Inc., 5.45%, to be
    repurchased at $60,445,083 on 1/18/2000** ......    60,000,000    60,000,000

 State Street Bank and Trust Company, 5.63%,
    to be repurchased at $12,001,877 on 12/1/1999**     12,000,000    12,000,000

Total Repurchase Agreements (Cost $243,000,000)                      243,000,000


--------------------------------------------------------------------------------
U.S. Treasury Obligations 23.1%
--------------------------------------------------------------------------------

 U.S. Treasury Note, 5.375%, 1/31/2000 .............    20,000,000    20,010,249

 U.S. Treasury Notes, 5.625%, 4/30/2000 ............    20,000,000    20,007,193

 U.S. Treasury Note, 5.875%, 2/15/2000 .............    30,000,000    30,044,300

 U.S. Treasury Note, 6.75%, 4/30/2000 ..............    25,000,000    25,139,860

--------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $95,201,602)                    95,201,602
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Backed Securities 18.1%
--------------------------------------------------------------------------------

 Overseas Private Invest Corp.*, 5.6%, 4/2/2007
    (Cost $74,500,000) .............................    74,500,000    74,500,000

Total Investment Portfolio -- 100.0% (Cost $412,701,602) (a)         412,701,602

(a)      The cost for federal income tax purposes was $412,701,602.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of November 30, 1999.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.



                      11 | Scudder U.S. Treasury Money Fund

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments in securities, at value (including repurchase
   agreements of $243,000,000) (cost $412,701,602) ............     $412,701,602

Cash ..........................................................        5,261,750

Receivable for Fund shares sold ...............................        1,302,951

Interest receivable ...........................................        1,848,721

Other assets ..................................................            3,985
                                                                    ------------
Total assets ..................................................      421,119,009

Liabilities
--------------------------------------------------------------------------------

Payable for Fund shares redeemed ..............................        1,211,029

Dividends payable .............................................           55,396

Accrued management fee ........................................          155,843

Other accrued expenses ........................................          460,314
                                                                    ------------

Total liabilities .............................................        1,882,582

Net assets, at valu                                                 $419,236,427

Net Assets
--------------------------------------------------------------------------------

Net assets consist of:

Paid-in capital ...............................................      419,236,427

Net assets, at value                                                $419,236,427

Net Asset Value
--------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share
   ($419,236,427 / 419,234,497 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized) ......................................     $       1.00

    The accompanying notes are an integral part of the financial statements.

                      12 | Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest .......................................................   $ 10,725,577
                                                                   ------------
Expenses:

Management fee .................................................      1,062,303

Services to shareholders .......................................        978,839

Custodian and accounting fees ..................................         42,709

Trustees' fees and expenses ....................................         20,975

Reports to shareholders ........................................         37,656

Registration fees ..............................................         15,220

Auditing .......................................................         15,342

Legal ..........................................................          6,418

Other ..........................................................         13,429
                                                                   ------------
Total expenses, before expense reductions ......................      2,192,891

Expense reductions .............................................       (816,694)
                                                                   ------------

Total expenses, after expense reductions .......................      1,376,197

Net investment income                                                 9,349,380

Net increase (decrease) in net assets resulting from operations    $  9,349,380

    The accompanying notes are an integral part of the financial statements.

                      13 | Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                     Ended
                                                                  November 30,    Eleven Months
Increase (Decrease) in Net                                             1999        Ended May 31,     Year Ended
Assets                                                            (Unaudited)          1999          June 30, 1998
-------------------------------------------------------------------------------------------------------------------

Operations:

Net investment income ........................................   $   9,349,380    $  16,657,996    $  18,831,772

Net realized gain (loss) .....................................            --             14,161           15,357

Net unrealized appreciation
   (depreciation) on investments
   during the period..........................................            --            (11,769)         (15,067)
                                                                 -------------    -------------    -------------

Net increase (decrease) in net
   assets resulting from
   operations ................................................       9,349,380       16,660,388       18,832,062
                                                                 -------------    -------------    -------------
Distributions to shareholders:

From net investment income ...................................      (9,349,380)     (16,657,996)     (18,831,772)
                                                                 -------------    -------------    -------------

From net realized gains ......................................            --            (14,161)         (15,357)
                                                                 -------------    -------------    -------------

Fund share transactions at net asset value of $1.00 per share:

Proceeds from shares sold ....................................     287,842,394      712,989,234      865,115,721

Reinvestment of distributions ................................       8,909,174       15,776,229       17,248,372

Cost of shares redeemed ......................................    (304,143,255)    (690,653,783)    (892,417,877)
                                                                 -------------    -------------    -------------

Net increase (decrease) in net
   assets from Fund share transactions .......................      (7,391,687)      38,111,680      (10,053,784)
                                                                 -------------    -------------    -------------

Increase (decrease) in net assets ............................      (7,391,687)      38,099,911      (10,068,851)

Net assets at beginning of period ............................     426,628,114      388,528,203      398,597,054

Net assets at end of period ..................................   $ 419,236,427    $ 426,628,114    $ 388,528,203


    The accompanying notes are an integral part of the financial statements.

                      14 | Scudder U.S. Treasury Money Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                         1999(a) 1998(b) 1998(c) 1997(c) 1996(c)  1995(c)  1994(c)
------------------------------------------------------------------------------------
Net asset value,
beginning of period     $1.000   $1.000   $1.000  $1.000  $1.000  $1.000   $1.000
                         -----------------------------------------------------------
Income from investment
operations:

  Net investment income    022     .040     .047    .045    .048    .046     .027

Less distributions from:

  Net investment income
  and net realized gains
  on investment
  transactions (d)       (.022)   (.040)   (.047)  (.045)  (.048)  (.046)   (.027)

Net asset value, end
of period               $1.000   $1.000   $1.000  $1.000  $1.000  $1.000   $1.000
                         -----------------------------------------------------------
Total Return (%) (e)      2.22**   4.09**   4.83    4.58    4.91    4.70     2.74

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)        419      427      389     399     396     383      383

Ratio of expenses before
expense reductions (%)    1.03*    1.08*    1.00     .94     .92     .90      .90

Ratio of expenses after
expense reductions (%)     .65*     .65*     .65     .65     .65     .65      .65

Ratio of net investment
income (%)                4.40*    4.37*    4.72    4.49    4.80    4.61     2.75

(a)      For the six months ended November 30, 1999 (Unaudited).

(b) For the eleven months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from June 30 to May 31.

(c)      For the year ended June 30.

(d)      Net realized capital gains were less than 6/10 of 1(cent) per share.

(e) Total returns would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized


                      15 | Scudder U.S. Treasury Money Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. On August 10, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to May 31 from June 30.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not



                      16 | Scudder U.S. Treasury Money Fund
distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% of its average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets until September 30, 2000. For the six months ended November 30, 1999, the Adviser did not impose a portion of its fee amounting to $812,964, and the portion imposed amounted to $249,339.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SSC aggregated $359,939, of which $58,064 is unpaid at November 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and


                      17 | Scudder U.S. Treasury Money Fund
employee benefit plans invested in the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by STC aggregated $37,656, of which $33,447 is unpaid at November 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SFAC aggregated $26,317, of which $4,435 is unpaid at November 30, 1999.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999, Trustees' fees and expenses aggregated $20,975.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $341 and $3,389, respectively, under these arrangements.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.



                      18 | Scudder U.S. Treasury Money Fund

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                            Kathryn L. Quirk*
   o  President and Trustee                     o  Trustee, Vice President and
                                                   Assistant Secretary
 Henry P. Becton, Jr.
   o  Trustee; President and General          Jean C. Tempel
      Manager, WGBH Educational                 o  Trustee; Venture Partner,
      Foundation                                   Internet Capital Group

 Dawn-Marie Driscoll                          Ann M. McCreary*
   o  Trustee;  Executive Fellow, Center        o  Vice President
      for Business Ethics, Bentley
      College; President, Driscoll            Frank J. Rachwalski, Jr.*
      Associates                                o  Vice President

 Peter B. Freeman                             John Millette*
   o  Trustee; Corporate Director               o  Vice President and Secretary
      and Trustee
                                              John R. Hebble*
 George M. Lovejoy, Jr.                         o  Treasurer
   o  Trustee; President and Director,
      Fifty Associates; Chairman              Caroline Pearson*
      Emeritus, Meredith and Grew, Inc.         o  Assistant Secretary

 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business          *Scudder Kemper Investments, Inc.
      Administration, Northeastern
      University, College of Business
      Administration


                      19 | Scudder U.S. Treasury Money Fund

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund


                      20 | Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.



                      21 | Scudder U.S. Treasury Money Fund

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.



                      22 | Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



                      23 | Scudder U.S. Treasury Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com